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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                 OCTOBER 3, 2002




                           LANDRY'S RESTAURANTS, INC.


 STATE OR OTHER                    COMMISSION                     IRS EMPLOYER
 JURISDICTION OF                  FILE NUMBER:                   IDENTIFICATION
 INCORPORATION:                                                      NUMBER:
                                    000-22150
    DELAWARE                                                         0405386



                              1510 WEST LOOP SOUTH
                              HOUSTON, TEXAS 77027

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 850-1010



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ITEM 5. OTHER EVENTS.

     Effective October 1, 2002, Landry's Restaurants, Inc. consummated the previously announced acquisition of the Saltgrass Steak House Restaurants and certain seafood restaurants from Metro National Corporation.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2002                 LANDRY'S RESTAURANTS, INC.



                                         By: /s/ Steven L. Scheinthal
                                            ---------------------------------
                                             Steven L. Scheinthal,
                                             Vice President-Administration and
                                             General Counsel